Long-term Investments	12 Months Ended
Dec. 31, 2019
Disclosure Text Block [Abstract]
Long-term investments
9. Long-term investments
In April 2019, the Company invested RMB 180 million for a 9% equity interest in Beijing Changba Technology Co., Ltd. In July 2019, the Company invested RMB 4,868,073 for an extra 0.2434%
equity interest in Beijing Changba Technology Co., Ltd. The per share consideration was the same as the April 2019 transaction. The Company can neither control nor exercise significant influence over the investee. The equity investment does not have a readily determinable fair value and does not qualify for the practical expedient to estimate fair value using the net asset value per share. The Company elected to measure the investment at its cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.
In July 2019, the Company subscribed for 550 Series A Preferred Shares from Great Alliance Co-living Limited (“Great Alliance”) at an aggregate purchase price of US$5.5 million (RMB 38 million), which represented a
5.21%
equity interest in the entity. The equity investment does not have a readily determinable fair value and does not qualify for the practical expedient to estimate fair value using the net asset value per share. The Company elected to measure the investment at its cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.
There were no observable price changes for the long-term investments since the acquisition date.